Exhibit 1.1

                                                                 Execution Copy
                               Acadia Realty Trust

                      Common Shares of Beneficial Interest
                                ($.001 par value)

                             Underwriting Agreement


                                                             New York, New York
                                                                 March 25, 2004



Citigroup Global Markets Inc.
As Representative of the Several Underwriters
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013


Ladies and Gentlemen:

         The certain stockholders named in Schedule A hereof (the "Selling Stockholders") of Acadia Realty Trust, a self-administered Maryland real estate investment trust (the "Company"), propose to sell to the several underwriters named in Schedule B (the "Underwriters") an aggregate of 5,000,000 common shares (the "Firm Common Shares") of beneficial interests of the Company, par value $.001 per share (the "Common Stock"). In addition, the Selling Stockholders have granted to the Underwriters an option to purchase up to an additional 750,000 shares of Common Stock, each Selling Stockholder selling up to the amount set forth opposite such Selling Stockholder's name in Schedule A, all as provided in
Section 2 hereof. The additional shares to be sold by the Selling Stockholders pursuant to such options are collectively called the "Optional Common Shares." The Firm Common Shares and, if and to the extent such options are exercised, the Optional Common Shares are collectively called the "Common Shares." Citigroup Global Markets Inc. has agreed to act as representative of the several Underwriters (in such capacity, the "Representative") in connection with the offering and sale of the Common Shares.

         All of the Company's assets are held by, and all of its operations are conducted through, Acadia Realty Limited Partnership, a Delaware limited partnership (the "Partnership"), its majority owned subsidiaries and the joint ventures in which the Partnership holds a minority interest. The Company is the sole general partner of the Partnership.


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                   SECTION 1. REPRESENTATIONS AND WARRANTIES

     A. Representations and Warranties of the Company and the Partnership. As of the date hereof, the Company and the Partnership, jointly and severally, represent, warrant and covenant to each Underwriter as follows:

     (a)  Preparation  and Filing of  Registration  Statement.  The  Company has
prepared  and  filed  with  the   Securities   and  Exchange   Commission   (the
"Commission") (i) a registration statement on Form S-3 (File No. 333-31630), which contains a prospectus dated March 29, 2000 (the "Resale Registration Statement") and (ii) post-effective amendment no. 2 to a registration statement on Form S-8 (File No. 333-87993) and a re-offer prospectus dated March 19, 2004 (the "Reoffer Registration Statement"), to be used in connection with the public offering and sale of the Common Shares. Each of the Resale Registration Statement and Reoffer Registration Statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), all documents incorporated by reference or deemed to be incorporated by reference therein, including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act") are collectively called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement," and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, the plan of distribution of the Common Shares and additional information concerning the Company and its business and information concerning the Selling Stockholders has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required by the Securities Act). The prospectus dated March 29, 2000 and the re-offer prospectus dated March 19, 2004, together with the Prospectus Supplement dated March 25, 2004, in the form first used by the Underwriters to confirm sales of the Common Shares, are called the "Prospectus;" provided, however, if the Company has, with the consent of the Representative, elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's "prospectus subject to completion" (as defined in Rule 434(g) under the Securities Act) last provided to the Underwriters by the Company (each, a "preliminary prospectus") dated March 19, 2004 (such preliminary prospectus is called the "Rule 434 preliminary prospectus"). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Common Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) under the Securities Act), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

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     All references in this Agreement to financial  statements and schedules and
other  information   which  is  "contained,"   "included"  or  "stated"  in  the
Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     (b Compliance with Registration Requirements. The Resale Registration Statement was declared effective by the Commission on March 29, 2000 and the Reoffer Registration Statement was effective upon filing with the Commission on March 19, 2004. Any Rule 462(b) Registration Statements have been declared effective by the Commission under the Securities Act. The Common Shares all have been duly registered under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. The Company and the transactions contemplated by this Agreement meet the requirements and conditions for use of a registration statement on Form S-3 and Form S-8, as applicable, under the Securities Act. The Company is eligible to use a Form S-3 registration statement under the Securities Act pursuant to the standards for that Form in effect immediately prior to October 21, 1992.

     Each preliminary prospectus and the Prospectus (and each document incorporated by reference therein) when filed complied or will comply in all material respects with disclosure, form and other requirements of the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), the text thereof (excluding any pictures) was identical or will be identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Common Shares. Each of the Registration Statements, any Rule 462(b) Registration Statement and any post-effective amendment thereto (and each document incorporated by reference into such registration statements or post-effective amendment), at the time it became effective and at all subsequent times up to and on the First Closing Date (as defined below) and on any Second Closing Date (as defined below), complied and will comply in all material respects with the disclosure, form and other requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus (and each document incorporated by reference therein), as amended or supplemented, as of its date and at all subsequent times up to and on the First Closing Date (as defined below) and on any Second Closing Date (as defined below), complied and will comply in all material respects with the disclosure, form and other requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in this paragraph do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration

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Statement,  or any post-effective  amendment thereto, or the Prospectus,  or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or the Registration Statement or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

     (c) Offering Materials Furnished to Underwriters. The Company has delivered or will deliver to the Representative one complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof and conformed copies of the Registration Statement (without exhibits) and preliminary prospe. uses and the Pro spectus, as amended or supplemented, in such quantities and at such places as the Representative has reasonably requested for each of the Underwriters.

     (d) Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Common Shares, any offering material in connection with the offering and sale of the Common Shares other than a preliminary prospectus, the Prospectus and the Registration Statement or other materials permitted by the Securities Act.

     (e) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and the Partnership, enforceable against the Company and the Partnership in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (f) Authorization of the Common Shares. The Common Shares issued to the Selling Stockholders to be purchased by the Underwriters were duly authorized for issuance and are validly issued, fully paid and nonassessable.

     (g) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other than the Selling Stockholders with respect to the Common Shares included in the Registration Statement, except for such rights as have been satisfied under this Agreement or have been duly waived.

     (h) No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company, the Partnership, and their subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); (ii) the Company, the Partnership and their subsidiaries, considered as one entity, have not incurred any material liability or obligation,

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indirect,  direct or  contingent,  not in the  ordinary  course of business  nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Partnership or, except for dividends paid to the Company, the Partnership or other subsidiaries, any of their subsidiaries on any class of capital stock or repurchase or redemption by the Company, the Partnership or any of their subsidiaries of any class of capital stock.

     (i) Independent Accountants. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act and the Exchange Act.

     (j) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules comply as to form with the applicable accounting requirements of the Exchange Act and the Securities Act and have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Prospectus Supplement Summary--Selected Financial Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement. Any non-GAAP financial measures, as defined under Regulation G under the Securities Act, included in the Prospectus are permitted for use in documents filed with the Commission.

     (k) Organization and Good Standing of the Company, the Partnership and their Subsidiaries. Each of the Company, the Partnership, and their subsidiaries has been duly incorporated, formed or organized, as the case may be, and is validly existing as a corporation, partnership, limited liability company or other legal entity in good standing under the laws of the jurisdiction of its incorporation, organization or formation and has full corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company and the Partnership, to enter into and perform their respective obligations under this Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation or other legal entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock, membership interests, partnership interests or similar equity interests of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and the equity interests in each subsidiary which are owned by the Company, directly or through subsidiaries, are free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company

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does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company's Annual Report on Form 10-K for the period ended December 31, 2003. There are no
subsidiaries   of  the  Company  that  meet  the   definition  of   "significant
subsidiaries" under Regulation S-X under the Securities Act.

     (l) Capitalization and Other Capital Stock Matters. As of December 31, 2003, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options described in the Prospectus). The Common Stock (including the Common Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Stockholders) have been duly authorized and validly issued, are fully paid and nonassessable and have been offered, sold and issued in compliance with federal and state securities laws. All of the issued and outstanding units of limited partnership interest in the Partnership (the "OP Units") have been duly authorized by the Partnership. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Common Shares. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock or ownership interests in the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     (m) Stock Exchange Listing. The Common Shares (except for 1,000,000 shares of Common Stock held by Ross Dworman as a result of exercising options issued under an equity compensation plan) are duly listed and admitted and authorized for trading on the New York Stock Exchange. On the First Closing Date and the Second Closing Date, the Common Shares will be duly listed and admitted and authorized for trading on the New York Stock Exchange.

     (n) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company, the Partnership nor any of their subsidiaries is in violation of its respective charter, declaration of trust, by-laws, certificate of formation, partnership agreement, operating agreement or similar documents or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company, the Partnership or any of their subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Partnership or any of their subsidiaries is subject (each, an "Existing
Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's and the
Partnership's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (i) will not result in any violation of the provisions of the respective charter, declaration of trust,

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by-laws, certificate of formation, partnership agreement, operating agreement or similar documents of the Company, the Partnership or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Partnership or any of their subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, Debt Repayment Triggering Events (as defined below), liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, statute, rule, regulation, judgment, order or decree, administrative regulation or administrative or court decree applicable to the Company, the Partnership or any subsidiary or any of its or their property. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is
required  for  the  Company  or  the  Partnership's   execution,   delivery  and
performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except such as have been obtained or made by the Company and the Partnership and are in full force and effect under the Securities Act, applicable state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of Common Shares in the manner contemplated hereby and in the Prospectus. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Partnership or any of its subsidiaries.

     (o) No Material Actions or Proceedings. Except as otherwise disclosed in the Prospectus, there are no legal or governmental actions, suits, investigations or proceedings pending or, to the best of the Company's or the Partnership's knowledge, threatened (i) against or affecting the Company, the Partnership or any of their subsidiaries, (ii) which has as the subject thereof any officer or trustee of, or property owned or leased by, the Company, the Partnership or any of their subsidiaries or (iii) relating to environmental or discrimination matters, which would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company, the Partnership or any of their subsidiaries exists or, to the best of the Company's and the Partnership's knowledge, is threatened or imminent and the Company and Partnership is not aware of any existing or imminent labor disturbance by the employees at any of its or its subsidiaries' principal suppliers, contractors or customers that could result in a Material Adverse Change.

     (p) Intellectual Property Rights. The Company, the Partnership and their subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted or as proposed to be conducted in the Prospectus, and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company, the Partnership, nor any of their subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change. The Company and the

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Partnership  are not parties to or bound by any options,  licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Prospectus and are not described in all material respects. None of the technology employed by the Company or the Partnership has been obtained or is being used by the Company or the Partnership in violation of any contractual obligation binding on the Company, the Partnership or, to the Company or Partnership's knowledge, any of their officers, trustees or employees or is otherwise in violation of the rights of any persons, except for violations which would not, individually or in the aggregate, result in a Material Adverse Change.

     (q) All Necessary Permits, etc. The Company, the Partnership and each subsidiary possess such valid and current certificates, authorizations, licenses or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure to possess such certificate, authorizations or permits would not, individually or in the aggregate, result in a Material Adverse Change, and neither the Company, the Partnership nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

     (r) Title to Properties. Each of the Company, the Partnership and each of their subsidiaries owns or leases all such properties as are necessary to the conduct of their respective operations as presently conducted. The Company, the Partnership and each of their subsidiaries has good and marketable title to all the properties and assets reflected as owned in the Company's consolidated financial statements (and schedules thereto) or elsewhere in the Prospectus, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except where the existence of any security interest, mortgage, lien, encumbrance, equity, claim or other defect would not, individually or in the aggregate, result in a Material Adverse Change. The real property, improvements, equipment and personal property held under lease by the Company, the Partnership or any subsidiary are held under valid and enforceable leases, except where the invalidity or unenforceability of any leases would not, individually or in the aggregate, result in a Material Adverse Change.

     (s) Tax Law Compliance. The Company, the Partnership and their subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. To the knowledge of the Company, there is no tax deficiency likely to be asserted against the Company, the Partnership or any of their subsidiaries. All tax liabilities, if any, of the Company, the Partnership and their subsidiaries are adequately provided for on the respective books of the entities.

     (t) Qualification as a Real Estate Investment Trust. The Company has met the requirements for qualification and taxation as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), as of the close of every taxable year during the Company's existence, and the Company's current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a real estate investment trust for federal income tax purposes.

     (u) Partnership Qualification. Each of the Partnership and any subsidiary limited liability company or partnership is qualified as a partnership or a disregarded entity for federal income tax purposes and not as an association taxable as a corporation or as a publicly traded partnership.

     (v)  Company  Not an  "Investment  Company."  Each of the  Company  and the
Partnership are not, and after the sale of the Shares by the Selling Stockholders will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act") and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

     (w) Insurance. Each of the Company, the Partnership and their subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are prudent and customary for their respective businesses including, but not limited to, policies covering real and personal property owned or leased by the Company, the Partnership and their subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against. All such policies of insurance are in full force and effect. There are no claims by the Company, the Partnership or any of their subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except where such denial or defense would not, individually or in the aggregate, result in a Material Adverse Change. Neither the Company, the Partnership nor any subsidiary has been refused insurance coverage sought or applied for and neither the Company, the Partnership nor any subsidiary has reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

     (x) No Price Stabilization or Manipulation. The Company and the Partnership have not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of the any security of the Company to facilitate resale of the Common Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Common Shares in accordance with Regulation M under the Exchange Act.

     (y) Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the disclosure, form and other requirements of the Exchange Act, and, when read together with the other information in the

Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the First Closing Date and the Second Closing Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (z) No Unlawful Contributions or Other Payments. Neither the Company, the Partnership nor any of their subsidiaries nor, to the knowledge of the Company or the Partnership, any trustee, officer, agent, employee or affiliate of the Company, the Partnership or any of their subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation of such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, the Partnership, their subsidiaries and, to the knowledge of the Company and the Partnership, their affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

     (aa) Company's Accounting System. The Company has implemented controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and is accumulated and communicated to the Company's executive management as appropriate to allow timely decisions regarding required disclosure. The Company makes and keeps books, records, and accounts, which accurately and fairly reflect in reasonable detail the transactions and dispositions of the assets of the Company. The Company, the Partnership and each of their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (bb) Compliance with Environmental Laws. Except as (x) otherwise described in the Prospectus or (y) would not, individually or in the aggregate, result in a Material Adverse Change (i) neither the Company, the Partnership, nor any of their subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic
substances,    hazardous   substances,    petroleum   and
petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company, the Partnership or their subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company, the Partnership or any of their subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company, the Partnership or any of their subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or the Partnership has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Materials of Environmental Concern at any location owned, leased or operated by the Company, the Partnership or any of their subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best of the Company's and the Partnership's knowledge, threatened against the Company, the Partnership or any of their subsidiaries or any person or entity whose liability for any Environmental Claim the Company, the Partnership or any of their subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the Company's and the Partnership's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Materials of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential
Environmental Claim against the Company, the Partnership or any of their subsidiaries or against any person or entity whose liability for any Environmental Claim the Company, the Partnership, or any of their subsidiaries has retained or assumed either contractually or by operation of law. Except as set forth in the Prospectus, neither the Company, the Partnership nor any subsidiary has been named as a "potentially responsible party" under the Comprehensive Environmental Responses Compensation and Liability Act of 1980, as amended.

     (cc) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company and the Partnership conduct a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company, the Partnership and their subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company and the Partnership have reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

     (dd) ERISA Compliance. The Company, the Partnership and their subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, the Partnership and their subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company, the Partnership or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code"), of which the Company, the Partnership or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, the Partnership, their subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, the Partnership, their subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, the Partnership, their subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or
(ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, the Partnership, their subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

     (ee) Brokers. Except as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company, the Partnership, or to their knowledge, the Selling Stockholders, any brokerage or finder's fee or other fee or commission as a result of any transactions contemplated by this Agreement.

     (ff) No Outstanding Loans or Other Indebtedness. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company, the Partnership or any of their subsidiaries to or for the benefit of any of the officers or trustees of the Company or any of their family members, except as disclosed in the Prospectus.

     (gg) Compliance with Laws. The Company and the Partnership have not been advised, and has no reason to believe, that they and each of their subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.

     (hh) Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the transfer by the Selling Stockholders of the Common Shares.

     (ii) Dividends and Loans. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

     (jj) Sarbanes-Oxley; NYSE Listing Standards. There is and has been no failure on the part of the Company and any of the Company's trustees or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 of the Sarbanes-Oxley Act related to loans and Sections 302 and 906 thereof related to certifications. The Company is in compliance with the current listing standards of the New York Stock Exchange.

     (kk) Recordkeeping and Reporting. The operations of the Company, the Partnership and their subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Partnership or any of their subsidiaries with respect to the Money
Laundering Laws is pending or, to the best knowledge of the Company or the Partnership threatened.

     (ll) Treasury Department Sanctions. Neither the Company, the Partnership nor any of their subsidiaries nor, to the knowledge of the Company, the Partnership, any trustee, officer, agent, employee or affiliate of the Company or Partnership or any of their subsidiaries is currently subject to any U.S.
sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

     (mm) Partnership Agreement. The limited partnership agreement of the Partnership, including any amendments thereto, has been duly and validly authorized, executed and delivered by all the partners of the Partnership and constitutes a valid and binding agreement, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

     B. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder severally, and not jointly, represents, warrants and covenants to each Underwriter as follows:

     (a) The Underwriting Agreement; Custody Agreement; Power of Attorney. This Agreement, that certain custody agreement (the "Custody Agreement"), dated March 19, 2004, between the Company, as custodian (the "Custodian"), and such Selling Stockholder and that certain power of attorney (the "Power of Attorney"), dated March 19, 2004, executed by such Selling Stockholder appointing such person indicated in the Schedule C hereto as such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and are valid and binding agreements of such Selling Stockholder, enforceable in accordance with their respective terms, except as rights to indemnification or contribution hereunder may be limited by applicable law and except as the enforcement hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (b) Title to Common Shares to be Sold; All Authorizations Obtained. On the First Closing Date and the Second Closing Date (as defined below), such Selling Stockholder will have good and marketable title to all of the Common Shares which may be sold by such Selling Stockholder pursuant to this Agreement on such date free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power (other than as provided for in the Custody Agreement), and all authorizations and approvals required by law and under its organizational documents, if applicable, to enter into this Agreement, the Custody Agreement and the Power of Attorney, to sell, transfer and deliver all of the Common Shares which may be sold by such Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

     (c) Delivery of the Common Shares to be Sold. Upon payment for the Common Shares to be sold by such Selling Stockholder as provided herein, delivery of such Common Shares, as directed by the Underwriters, to Cede & Co. ("Cede") or such other nominee as may be designated by Depository Trust Company ("DTC"), registration of such Common Shares in the name of Cede or such other nominee and on the Company's share registry in accordance with the Company's Declaration of Trust, By-laws and applicable law and as required by Section 8-401 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") and an indication from DTC by book entry that in the case of each Underwriter, the Common Shares being purchased by or on behalf of such Underwriter have been credited to "securities accounts" (as defined in Section 8-501 of the UCC) of such Underwriter with DTC (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the UCC) to such Common Shares), (i) DTC shall be a "protected purchaser" of such Common Shares within the meaning of Section 8-303 of the Uniform Commercial Code ("UCC"), and (ii) under Section 8-501 of the UCC, each Underwriter will acquire a valid "security entitlement" (as defined in Section 8-102 of the UCC) to the Common Shares being so purchased by or on behalf of such Underwriter, and, to the extent governed by the UCC, no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) (a "UCC Adverse Claim") to such Common Shares (or security entitlement with respect thereto) may properly be asserted against such Underwriter with respect to such security entitlement; it being understood that for the purpose of this representation and warranty, such Selling Stockholder may assume that when such payment, delivery, registration and crediting occur, (x) Cede or such other nominee is not a "securities intermediary" (as defined in Section 8-102 of the UCC), (y) registration of such Common Shares in the name of Cede or another nominee designated by DTC is effective to register such Common Shares in the name of DTC for purposes of
Section 8-106(b)(2) of the UCC, and (z) DTC is a "clearing corporation" (as defined in Section 8-102 of the UCC).

     (d) Non-Contravention; No Further Authorizations or Approvals Required. The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement or the Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent of any other party to, the organizational documents of such Selling Stockholder or any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by such Selling Stockholder of the transactions contemplated in this Agreement, the Custody Agreement and the Power of Attorney, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

     (e) No Registration or Other Similar Rights. Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except rights that are waived for purposes of this offering or satisfied by this offering.

     (f) No Further Consents, etc. No consent, approval or waiver is required under any instrument or agreement to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Common Shares which may be sold by such Selling Stockholder under this Agreement or the consummation by such Selling Stockholder of any of the other transactions contemplated hereunder or under the Custody Agreement or the Power of Attorney.

     (g) Disclosure Made by Such Selling Stockholder in the Prospectus. All information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and the Second Closing Date will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Stockholder's name in the Prospectus under the two captions titled "Selling Shareholders" (both prior to and after giving effect to the sale of the Common Shares).

     (h) No Price Stabilization or Manipulation. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

     (i) Registration Statement and Prospectus. Such Selling Stockholder is not prompted to sell its Common Shares by any material information concerning the Company of which such Selling Stockholder is aware and which is not set forth in the Registration Statement and the Prospectus. Any certificate signed by or on behalf of such Selling Stockholder and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby. Such Selling Stockholder acknowledges that the Underwriters and, for purposes of the opinion to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

     (j) Certificates Representing Common Shares. The certificates of Common Stock in negotiable form, together, representing all of the Common Shares to be sold by such Selling Stockholder hereunder have been placed in custody under the Custody Agreement, in the form heretofore furnished to you, and under the Power of Attorney, in the form heretofore furnished to you, the Attorney-in-Fact has been granted authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Common Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney.

     (k) Interest in Shares. The Common Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement and Power of Attorney are subject to the interests of the Underwriters hereunder; the appointment by such Selling Stockholder of the Attorney-in-Fact by the Custody Agreement and the Power of Attorney is irrevocable to the extent set forth in the Custody Agreement and the Power of Attorney; the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, limited liability company or corporation, by the dissolution of such partnership, limited liability company or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, limited liability company or corporation should be dissolved, or if any other such event should occur, before the delivery of the certificates representing the Common Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and the Custody Agreement and the Power of Attorney; and actions taken by the Attorney-in-Fact pursuant to any Custody Agreement and Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

     SECTION 2. PURCHASE, SALE AND DELIVERY OF THE COMMON SHARES

     (a) The Firm Common Shares. Upon the terms herein set forth, the Selling Stockholders agree to sell to the several Underwriters an aggregate of 5,000,000 Firm Common Shares, each Selling Stockholder selling the number of Firm Common Shares set forth opposite such Selling Stockholder's name on Schedule A. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Selling Stockholders the respective number of Firm Common Shares set forth opposite their names on Schedule B. The purchase price per Firm Common Share to be paid by the several Underwriters to the Selling Stockholders shall be $13.0625 per share.

     (b) The First Closing Date. Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of the Representative, 388 Greenwich Street, New York, New York 10013 (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. New York time, on March 31, 2004, or such other time and date not later than 12:30 p.m. New York time, on April 12, 2004, as the Representative shall designate by written notice to the Company (the time and date of such closing are called the "First Closing Date"). The Company and the Selling Stockholders hereby acknowledge that circumstances under which the Representative may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company, the Selling Stockholders or the Representative to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 9 hereof.

     (c) The Optional Common Shares; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Selling Stockholders hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 750,000 Optional Common Shares from the Selling Stockholders at the purchase price per share to be paid by the Underwriters for the Firm Common Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time, from time to time, upon written notice by the Representative to the Selling Stockholders and the Company, which notices may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Common Shares and the Optional Common Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representative and shall not be earlier than three
(3) nor later than five (5) full Business Days (any day, other than a Saturday, Sunday or legal holiday in the State of New York, on which banks are open for business in New York City) after delivery of such notice of exercise. If any Optional Common Shares are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Optional Common Shares to be purchased as the number of Firm Common Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Common Shares and (b) each Selling Stockholder agrees, severally and not jointly, to sell the number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Optional Common Shares to be sold as the number of Optional Common Shares set forth in Schedule A opposite the name of such Selling Stockholder bears to the total number of Optional Common Shares. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to each of the Selling Stockholders.

     (d) Public Offering of the Common Shares. The Representative hereby advises the Company and the Selling Stockholders that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Common Shares as soon after this Agreement has been executed as the Representative, in their sole judgment, has determined is advisable and practicable.

     (e) Payment for the Common Shares. Payment for the Common Shares to be sold by the Selling Stockholders shall be made at the First Closing Date (and, if the Underwriters exercise their option to purchase Optional Common Shares, at the Second Closing Date) by wire transfer of immediately available funds to the Company as custodian for each of the Selling Stockholders under the respective Custody Agreements.

         It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Common Shares and any Optional Common Shares the Underwriters have agreed to purchase. The Representative, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by the Representative by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

         Each Selling Stockholder hereby agrees that it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Common Shares to be sold by such Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder.

     (f) Delivery of the Common Shares. The Selling Stockholders shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters certificates for the Firm Common Shares to be sold by them at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Selling Stockholders shall also deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters, certificates for the Optional Common Shares the Underwriters have agreed to purchase from them at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Common
Shares  shall  be  in  definitive   form  and   registered  in  such  names  and
denominations as the Representative shall have requested at least two full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in New York City, New York, as the Representative may designate. Time shall be of the essence, and delivery on the date and at the place specified in this Agreement is a further condition to the obligations of the Underwriters.

     (g) Delivery of Prospectus to the Underwriters. Not later than 12:00 p.m. on the second business day following the date the Common Shares are first released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representative shall reasonably request.

                         SECTION 3. ADDITIONAL COVENANTS

     A. Covenants of the Company. The Company further covenants and agrees with each Underwriter as follows:

     (a) Representative's Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the reasonable and good faith opinion of counsel for the Underwriters, the Prospectus is no longer required by the Securities Act to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any Rule 462(b) Registration Statement) or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably objects in writing.

     (b) Securities Act Compliance. During the Prospectus Delivery Period, the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use commercially reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

     (c) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Representative or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to Section 3(A)(a) hereof), file with the Commission and furnish at its own expense to the Underwriters, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

     (d) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representative, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as the Representative may reasonably request.

     (e)  Blue  Sky   Compliance.   The  Company   shall   cooperate   with  the
Representative and counsel for the Underwriters to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

     (f) [Intentionally Omitted].

     (g) Transfer Agent. The Company shall maintain, at its expense, a registrar and transfer agent for the Common Stock.

     (h) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

     (i) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act.

     (j) Company to Provide Interim Financial Statements. Prior to the First Closing Date, the Company will furnish the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

     (k) Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof and ending on the 60th day following the date of the Prospectus, neither the Company nor the Partnership will, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock or OP Units, options or warrants to acquire shares of the Common Stock or OP Units or other securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Common Shares); provided, however, that the Company or the Partnership may issue shares of Common Stock or OP Units or options to purchase shares of Common Stock or OP Units, or Common Stock or OP Units upon exercise of options, (A) pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus or (B) in connection with any acquisitions, joint ventures or similar arrangements entered into in the normal course of the Company's or the Partnership's operations, so long as the recipients of any such securities agree not to sell or transfer such securities in a public market transaction during the lock-up period.

     (l) Future Reports to the Representative. To the extent unavailable on an open-access public filing retrieval system, during the period of two (2) years hereafter the Company will furnish to the Representative at 388 Greenwich Street, New York, NY 10013: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

     (m) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

     (B)  Covenants  of the  Selling  Stockholders.  Each  Selling  Stockholder,
     individually   and  not  jointly,   further   covenants  and  agrees  with
     each Underwriter:

     (a) Agreement Not to Offer or Sell Additional Securities. Such Selling Stockholder will not, without the prior written consent of the Representative (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus; provided, however, that nothing herein shall prohibit transfers to an Affiliate (as defined in Rule 405 of the Securities Act) of such Selling Stockholder that agrees in writing to be bound by the foregoing restrictions. Any such transfer shall not release such Selling Stockholder of its obligations under this Agreement.

     (b) Delivery of Forms W-8 and W-9. To deliver to the Representative prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States Person).

     C. Waiver. The Representative, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company or any Selling Stockholder of any one or more of the foregoing covenants or extend the time for their performance.

                         SECTION 4. PAYMENT OF EXPENSES

        The Selling Stockholders, on a pro rata basis, agree to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs),
(ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale by the Company of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel and Selling Stockholders' counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the state securities or blue sky laws, and, if requested by the Representative, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriters of such  qualifications,  registrations  and  exemptions,  (vii)  the  filing  fees
incident  to,  and  the  reasonable   fees  and  expenses  of  counsel  for  the
Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Common Shares, and (viii) all other fees, costs and expenses referred to in Item 14 of
Part II of the Registration Statement, to the extent not already paid. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

         The Selling Stockholders each further agree with each Underwriter to pay (directly or by reimbursement) all taxes incident to the sale and delivery of the Common Shares to be sold by such Selling Stockholder to the Underwriters hereunder.

         This Section 4 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and one or more Selling Stockholders, on the other hand.

          SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS

         The obligations of the several Underwriters to purchase and pay for the Common Shares as provided herein on the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company, the Partnership and the Selling Stockholders set forth herein, respectively, as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Common Shares, as of the Second Closing Date as though then made, to the performance by the Company and the Selling Stockholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

     (a) Accountants' Comfort Letter. On the date hereof, the Representative shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements, if any, and certain financial information contained in the Registration Statement and the Prospectus.

     (b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date:

         (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective;

         (ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or, to the Company's knowledge, threatened by the Commission; and

         (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

     (c) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, in the judgment of the Representative there shall not have occurred any Material Adverse Change.

     (d) Opinions of Counsel for the Company and Partnership. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received (i) the favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel for the Company, dated as of such First Closing Date and the Second Closing Date, if any, substantially in the form attached as Exhibit A-1 and (ii) the favorable opinion of Berliner, Corcoran & Rowe L.L.P., Maryland counsel to the Company, dated as of such First Closing Date and the Second Closing Date, if any, substantially in the form attached as Exhibit A-2, and which shall expressly state that the counsel for the Representative may rely on such opinion as to matters of Maryland law.

     (e) Opinion of Counsel for the Underwriters. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received the favorable opinion of Hunton & Williams LLP, counsel for the Underwriters, dated as of such First Closing Date and the Second Closing Date, if any, with respect to the matters customarily addressed in such transactions.

     (f) Officers' Certificate. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received a written certificate executed by the Chief Executive Officer of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect set forth in subsections (b)(ii) of this Section 5, and further to the effect that:

         (i) for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

         (ii) the representations, warranties and covenants of the Company set forth in Section 1(A) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date;

         (iii) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; and

         (iv) such other matters as may be reasonably requested.

     (g) Bring-Down Comfort Letter. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be.

     (h) Opinion of Counsel for the Selling Stockholders. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received the favorable opinion of each of Debevoise & Plimpton LLP and Day, Berry & Howard LLP, each being the counsel for one or more Selling Stockholders, dated as of such Closing Date, substantially in the form attached as Exhibit B.


     (i) Selling Stockholders' Certificate. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall receive a written certificate executed by each Selling Stockholder, dated as of such First or Second Closing Date, to the effect that:

         (i) the representations, warranties and covenants of such Selling Stockholder set forth in this Agreement are true and correct with the same force and effect as though expressly made by such Selling Stockholder on and as of such Closing Date;

         (ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such First or Second Closing Date; and

         (iii) such other matters as may be reasonably requested.

     (j) Selling Stockholders' Documents. On the date hereof, the Company and the Selling Stockholders shall have furnished for review by the Representative such information, certificates and documents as the Representative may reasonably request.

     (k) Lock-Up Agreement from Certain Security Holders of the Company. On or prior to the date hereof, the Company shall have furnished to the Representative an agreement in the form of Exhibit C hereto from each trustee and executive officer of the Company, and such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date, if any.

     (l) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, if any, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

         If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company and the Selling Stockholders at any time on or prior to the First Closing Date and, with respect to the

Optional Common Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 7 and Section 8 shall at all times be effective and shall survive such termination.

               SECTION 6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES

     (a) Reimbursement by the Company. If this Agreement is terminated by the Representative pursuant to Sections 5 (other than solely as a result of failure to satisfy the conditions set forth in Section 5(h), -(i) or -(j)) or 10(i) hereof or if the sale to the Underwriters of the Common Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Underwriters (or such underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

     (b) Reimbursement by the Selling Stockholders. If this Agreement is terminated by the Representative solely as a result of the failure of one or more Selling Stockholders to satisfy the conditions set forth in Section 5(h), -(i) or -(j), or if the sale to the Underwriters of the Common Shares on the First Closing Date is not consummated solely because of any refusal, inability or failure on the part of such Selling Stockholders to perform any agreement herein or to comply with any provision hereof, each such Selling Stockholder severally, and not jointly, agrees to reimburse the Representative and the other Underwriters (or such underwriters as have terminated this Agreement with respect to themselves), upon demand for such Selling Stockholder's pro-rata share of all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

                           SECTION 7. INDEMNIFICATION

     (a) Indemnification of the Underwriters by the Company.  The Company agrees
(i) to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (A) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (B) upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ii) to reimburse each Underwriter and each such indemnified person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Underwriter or such indemnified person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative (or its counsel) expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.

     (b) Indemnification of the Underwriters by the Selling Stockholders. Each of the Selling Stockholders severally, and not jointly, agrees (i) to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (A) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (B) upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) to reimburse each Underwriter and each such indemnified person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Underwriter or such indemnified person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that each Selling Stockholder shall only be subject to such liability with respect to subsections (A) and (B) above to the extent that the untrue or alleged untrue statement or the omission or alleged omission arises in reliance upon and in conformity with written information relating to such Selling
Stockholder furnished by such Selling Stockholder expressly for use in such documents; and provided, further, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative (or its counsel) expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). Notwithstanding any of the foregoing to the contrary, (1) each Underwriter agrees that the sole remedy of the Underwriter from and after the First Closing (or the Second Closing, if any, with respect to the Optional Common Shares) shall be pursuant to this Section 7(b) and Section 8, if applicable, (2) the maximum liability of each Selling Stockholder under this Section 7(b) shall be limited to an amount equal to the gross proceeds, net of underwriting commissions and discounts but before expenses, to such Selling Stockholder from the sale of its Common Shares hereunder and (3) the Company and each of the Underwriters agree that any Claims of the Underwriters against the Selling Stockholders for breach of contract, indemnification, reimbursement or advancement of expenses or otherwise pursuant to subsections (A) or (B) of this Section 7(b) or subsection (C) of this Section 7(b) (but only if, and to the extent that, any Claim brought under subsection
(C) relates solely to the breach of the representation and warranty made by the Selling Stockholders in Section 1(B)(a) of this Agreement) shall first be sought by such Underwriters to be satisfied in full by the Company and shall be satisfied by the Selling Stockholders only to the extent the Company shall not have paid such claim in full or otherwise satisfied the indemnification obligations hereunder.

     (c) Indemnification of the Company, its Trustees and Officers and the Selling Stockholders. Each Underwriter agrees severally, and not jointly, to indemnify and hold harmless the Company, each of its trustees and officers, the Selling Stockholders and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act
Section 20(a) of Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such trustee, officer, Selling Stockholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company (or its counsel) by the Representative (or its counsel) expressly for use therein; and to reimburse the Company, or any such trustee, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such trustee, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company and each of the Selling Stockholders hereby acknowledge that the only information that the Underwriters have furnished to the Company and the Selling Stockholders expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the second and third sentences of paragraph 3, the third and fourth sentences of paragraph 11 and paragraphs 6, 9 and 10 in the section entitled "Underwriting" in the Prospectus; and the Underwriters confirm that such statements are correct. The indemnity agreement set forth in this Section 7(c) shall be in addition to any liabilities that each Underwriter may otherwise have.

     (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7 to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently and reasonably incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (the Representative in the case of
Section 7(c) and Section 8), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

     (e) Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have responded to the aforesaid request or reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which shall not be unreasonably withheld), effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                             SECTION 8. CONTRIBUTION

         If the indemnification provided for in Section 7 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Common Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Common Shares as set forth on such cover. The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Selling Stockholders, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 7(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 8; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 7(c) for purposes of indemnification.

         The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8.

         Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. The obligations of the Selling Stockholders to contribute pursuant to this Section 8 are several, and not joint, and in proportion to the gross proceeds, net of underwriting commissions and discounts, to be received by the respective Selling Stockholders in respect of the Firm Common Shares to be sold as set forth opposite each Selling Stockholder's name in Schedule A. For purposes of this Section 8, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each trustee and officer of the Company, and each person, if any, who controls the Company with the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company. Notwithstanding the foregoing, no Selling Stockholder shall be obligated to make contributions hereunder which in the aggregate exceed the amount for which such Selling Stockholder would have been liable pursuant to Section 7(b) of this Agreement.

         Notwithstanding the provisions of this Section 8, the liability of each Selling Stockholder under this Section 8 shall be limited to an amount equal to the gross proceeds, net of underwriting commissions and discounts but before expenses, to such Selling Stockholder from the sale of their Common Shares hereunder.

          SECTION 9. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS

         If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Common Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Common Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Common Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Underwriters, to purchase the Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Common Shares and the aggregate number of Common Shares with respect to which such default occurs exceeds 10% of the aggregate number of Common Shares to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Common Shares are not made within 72 hours after such default, this Agreement shall terminate without liability of any party (other than the defaulting Underwriter who shall remain liable for any damages incurred by the Company, Selling Stockholder or other Underwriter that are occasioned by its breach or default hereunder) to any other party except that the provisions of Section 4, Section 6, Section 7 and Section 8 shall at all times be effective and shall survive such termination. In any such case either the Representative or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

         As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
9. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                    SECTION 10. TERMINATION OF THIS AGREEMENT

         Prior to the First Closing Date, this Agreement may be terminated by the Representative by written notice given to the Company and the Selling Stockholders if at any time (i) trading or quotation of the Company's Common Stock shall have been suspended or limited by the Commission or by the NYSE, or trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on such Exchange; (ii) a general banking moratorium shall have been declared by any of federal or New York State authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, as in the judgment of the Representative is material and adverse and makes it impracticable to proceed with the offering or the delivery of the Common Shares in the manner and on the terms described in the Prospectus. Any termination pursuant to this Section 10 shall be without liability on the part of (a) the Company or the Selling Stockholders to any Underwriter, except that the Company and the Selling Stockholders shall be obligated to reimburse the expenses of the Representative and the Underwriters as provided for in Sections 4 and 6 hereof, (b) any Underwriter to the Company or the Selling Stockholders, or (c) of any party hereto to any other party except that the provisions of Section 7 and Section 8 shall at all times be effective and shall survive such termination.

         SECTION 11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY

         The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Partnership, of the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Partnership or any of its or their partners, officers, trustees or directors or any controlling person, or the Selling Stockholders, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement; provided, however, that the covenant of the Selling Stockholders in Section 3(B)(a) hereof shall not survive any such termination of the Agreement or failure of the Common Shares to have been purchased and sold by the First Closing Date.

                               SECTION 12. NOTICES

         All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representative:
        Citigroup Global Markets Inc.
        388 Greenwich Street
        New York, New York  10013
        Facsimile:  212-516-7912
        Attention:  General Counsel

with a copy (which shall not constitute notice) to:
        Hunton & Williams LLP
        Riverfront Plaza, East Tower
        951 East Byrd Street
        Richmond, Virginia  23219-4074
        Facsimile:  804-788-8218
        Attention:  David Wright, Esq.

If to the Company:
        Acadia Realty Trust
        1311 Mamaroneck Avenue, Suite 260
        White Plains, NY  10605
        Attention: Kenneth F. Bernstein

        Acadia Realty Trust
        1311 Mamaroneck Avenue, Suite 260
        White Plains, NY  10605
        Attention: Robert Masters, Esq.

with a copy (which shall not constitute notice) to:
        Paul, Hastings, Janofsky & Walker LLP
        75 E. 55th Street

        New York, New York 10022
        Facsimile: 212-319-4090
        Attention: Mark Schonberger, Esq.

If to the Selling Stockholders:
        Yale University
        Yale Investments Office
        55 Whitney Avenue, 5th Floor
        New Haven, CT 06510-1300
        Att'n: Alan Forman, Director

        Yale University Retirement Plan for Staff Employees
        c/o Yale University, as Administrator
        Yale Investments Office
        55 Whitney Avenue, 5th Floor
        New Haven, CT 06510-1300
        Att'n: Alan Forman, Director

        with a copy to:
               Debevoise & Plimpton LLP
               919 Third Avenue
               New York, New York 10022
               Attention:  Steven Ostner, Esq.

        Ross Dworman
        RD Capital, Inc.
        645 5th Avenue - 8th Floor
        New York, NY 10022
        Facsimile No.:  212-752-3052

        with a copy to:
               Day, Berry & Howard LLP
               260 Franklin Street
               Boston, Massachusetts 02110
               Facsimile:  617-345-4745
               Attention:  Richard S. Novak, Esq.

         Any party hereto may change the address for receipt of communications by giving written notice to the others.

                             SECTION 13. SUCCESSORS

         This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of the employees, officers, trustees and directors and controlling persons referred to in Section 7 and Section 8 hereof, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

                      SECTION 14. PARTIAL UNENFORCEABILITY

         The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

                      SECTION 15. GOVERNING LAW PROVISIONS

     (a) Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

     (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in New York City or the courts of the State of New York located in New York City (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive, of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

         SECTION 16. FAILURE OF ONE OR MORE OF THE SELLING STOCKHOLDERS
                       TO SELL AND DELIVER COMMON SHARES

         If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholders at the First Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representative to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 4, 6, 7 and 8 hereof, the Company or the Selling Stockholders, or (ii) purchase the shares which the other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the First Closing Date or the Second Closing Date, then the Underwriters shall have the right, by written notice from the Representative to the Company and the Selling Stockholders, to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

                         SECTION 17. GENERAL PROVISIONS

         This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

         Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 7 hereof and the contribution provisions of Section 8 hereof, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 7 and 8 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriter, any person controlling any Underwriter, the Company, the officers or employees of the Company, or any person controlling the Company, any Selling Stockholder or any person controlling such Selling Stockholder, (ii) acceptance of the Common Shares and payment for them hereunder and (iii) termination of this Agreement.

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Selling Stockholders, the Underwriters, the Underwriters' officers and employees, any controlling persons referred to herein, the Company's trustees and the Company's officers and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Common Shares from any of the several Underwriters merely because of such purchase.





                       [Signatures on the Following Page]

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                               Very truly yours,

                               ACADIA REALTY TRUST


                               By: /s/ Robert Masters
                                  ------------------------------
                                  Name: Robert Masters
                                  Title: Senior Vice President

                               ACADIA REALTY LIMITED PARTNERSHIP

                               By: ACADIA REALTY TRUST
                                   its sole general partner

                                   By: /s/ Robert Masters
                                      -----------------------------
                                      Name: Robert Masters
                                      Title: Senior Vice President

                               YALE UNIVERSITY


                               By: /s/ Robert Masters
                                  ------------------------------
                                  Name: Robert Masters
                                  Title: Attorney-in-Fact acting on behalf of
                                  Yale University

                               THE YALE UNIVERSITY RETIREMENT
                               PLAN FOR STAFF EMPLOYEES


                               By: /s/ Robert Masters
                                  ------------------------------
                                  Name: Robert Masters
                                  Title: Attorney-in-Fact acting on behalf of
                                  The  Yale University Retirement Plan For
                                  Staff Employees

                               ROSS DWORMAN


                               By: /s/ Robert Masters
                                  ------------------------------
                               Name: Robert Masters
                               Title: Attorney-in-Fact acting on behalf of
                               Ross Dworman

         The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative in New York, New York, as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.
Acting as Representative of the
several Underwriters named in
the attached Schedule B.

By:  /s/ Chris Djoganopoulos
    -----------------------------
    Name:  Chris Djoganopoulos
    Title:  Vice President

                                   SCHEDULE A
                                   ----------



                                                      Number of Firm
                                                       Common Shares       Maximum Number of
                                                            to be          Optional Common
               Selling Stockholder                          Sold           Shares to be Sold
Yale University                                          3,435,212               564,316
The Yale University Retirement Plan For Staff
Employees                                                  164,788                27,070
Ross Dworman                                             1,400,000               158,614
                                                      ----------------    ---------------------
                                                         5,000,000               750,000
                                                      ================    =====================


                                   SCHEDULE B




                                                     Number of           Number of
                                                    Firm Common       Optional Common
                  Underwriters                        Shares            Shares to be
                                                  to be Purchased         Purchased
Citigroup Global Markets Inc...................       4,000,000            600,000
RBC Capital Markets Corporation................       1,000,000            150,000
                                                 --------------------------------------

        Total..................................       5,000,000            750,000
                                                 ======================================


                                   SCHEDULE C
                                   ----------


                 ATTORNEYS-IN-FACT FOR THE SELLING STOCKHOLDERS



         Selling Stockholder                      Attorney-in-Fact
         -------------------                      ----------------
Yale University                                 Kenneth F. Bernstein
                                                   Robert Masters
The Yale University Retirement
Plan For Staff Employees                        Kenneth F. Bernstein
                                                   Robert Masters
Ross Dworman                                    Kenneth F. Bernstein
                                                   Robert Masters

                                   EXHIBIT A-1
                                   -----------
                        Form of Opinion of Issuer Counsel

Opinion of counsel for the Company to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

For the purpose of this opinion, unless otherwise noted, the term "subsidiary" or "subsidiaries" includes the Partnership.

References to the Prospectus in this Exhibit A-1 include any supplements thereto at the Closing Date.

     (a) Each of the Partnership and the Company's subsidiaries has been duly incorporated, organized or formed and is validly existing as a corporation, trust, limited liability company or partnership, as applicable, in good standing under the laws of the jurisdiction in which it is incorporated, organized or formed. Except where the failure to so qualify or to be in good standing, singly or collectively, would not result in a Material Adverse Change, each of the Company, the Partnership and the Company's subsidiaries is duly qualified and in good standing as a foreign entity in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification;

     (b)  Each  of the  Partnership  and  the  Company's  subsidiaries  has  all requisite corporate, limited liability company or partnership power and authority to own and lease its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and Prospectus and, with respect to the Partnership, to enter into, deliver and perform this Agreement. The Company is the sole general partner of the Partnership;

     (c) The description of the capital stock of the Company in the Prospectus meets the requirements of Item 9 of Form S-3 under the Act; other than statutory rights which may exist under the laws of the State of Maryland (with respect to which such counsel need not make any statement), the holders of outstanding shares of capital stock of the Company are not entitled to any statutory or, to the best knowledge of counsel, contractual preemptive or other rights to subscribe for the Shares; except as set forth in the Prospectus, to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding; and, to the best of such counsel's knowledge, no person or entity has a right to participate in the registration under the Act of the Shares pursuant to the Registration Statement;

     (d) All of the outstanding equity interests of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, were not issued and are not owned or held in violation of any preemptive rights, and, except as otherwise set forth in the Prospectus, all outstanding equity interests of the subsidiaries are owned of

                                 Exhibit A-1-1
record by the Company either directly or through subsidiaries and, to the best of such counsel's knowledge, free of any security interest, claim, lien or encumbrance. The equity interests in the Partnership have been issued, offered and, to the best of such counsel's knowledge, sold in compliance with all applicable laws, including, without limitation, federal and state securities laws;

     (e) This Agreement has been duly and validly authorized, executed and delivered by the Partnership and constitutes the legal, valid and binding obligation of the Partnership enforceable against the Partnership in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

     (f) Neither the execution, delivery, and performance of this Agreement nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof by the Company or the Partnership will conflict with or, result in a breach or violation of (A) the respective charter, declaration of trust, by-laws, partnership agreement, operating agreement, limited liability company certificate or certificate of limited partnership of the Partnership or any subsidiary; (B) to the best of such counsel's knowledge, the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject; or (C) any statute, law, rule, regulation, judgment, order or decree applicable to the Company's subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company (except those in the State of Maryland) or its subsidiaries or any of its or their properties or, to the best of such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any subsidiary;

     (g) No consent, approval, authorization, order, license, certificate, permit, registration, designation or filing is required for the execution, delivery and performance of this Agreement by the Company (other than as may arise under the laws of the State of Maryland with respect to which such counsel need not make any statement) or the Partnership or the consummation of the transactions contemplated hereby, except such as have been obtained under the Act and such as may be required under state or foreign blue sky laws in connection with the purchase and distribution of the Shares by the Underwriter in the manner contemplated in this Agreement and in the Prospectus;

     (h) To the best of such counsel's knowledge, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property which, individually or in the aggregate, might have a Material Adverse Change, or might materially and adversely affect the consummation of this Agreement or which are required to be disclosed in the Registration Statement or the Prospectus that are not so disclosed, and there is no contract, lease or other document, or statute, rule or regulation,

                                 Exhibit A-1-2
of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus under the headings "Risk Factors," "Our Company," "Restrictions on Transfers of Capital Shares and Anti-Takeover Provisions," "Federal Income Tax Considerations" and "Description of Our Common Shares" (other than relating to matters of Maryland law or to the Declaration of Trust of the Company with respect to which such counsel need not make any statement) insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein has been reviewed by such counsel, are correct in all material respects and the discussion thereunder does not omit any material provisions with respect to the matters covered and fairly presents the information called for with respect to such legal matters, documents and proceedings and fairly summarizes the matters therein described;

     (i) The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge (based upon oral advise from the Commission) of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and, to the best of such counsel's knowledge, the Registration Statement and the Prospectus (other than the financial statements, notes and supporting schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable disclosure, form and other requirements of the Securities Act and the rules thereunder; and the
Incorporated Documents (other than the financial statements, notes and supporting schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) at the time they became effective or were filed complied as to form in all material respects with the Exchange Act and the rules and regulations thereunder; the Offered Shares all have been duly registered under the Securities Act;

     (j) The Offered Shares have been listed and admitted and authorized for trading on the New York Stock Exchange subject to notice of issuance;

     (k) The Company is not, and after giving effect to the offering and sale of the Offered Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act; and

     (l) Commencing with its taxable year ended December 31, 1996, the Company has been organized and operated in conformity with the requirements for qualification as a real estate investment trust pursuant to Sections 856 through 860 of the Code, and the Company's current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code.

                                 Exhibit A-1-3

     (m) The Partnership and each subsidiary limited company or partnership will be treated for federal income tax purposes as partnerships and not as associations taxable as corporations or as publicly traded partnerships.

To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials on the opinion of Berliner, Corcoran & Rowe L.L.P. as to matters of Maryland law and on the opinions of other counsel satisfactory to the Underwriter as to matters which are governed by laws other than the laws of New York, Delaware or the Federal laws of the United States; provided that ____________ and such other counsel shall state that, in their opinion, the Underwriter and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Underwriter and counsel for the Underwriter. Such other opinions shall also permit counsel for the Underwriter to rely thereon.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriter and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective and on each Closing Date (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief and after giving effect to any changes incorporated pursuant to Section 430A under the Act) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof and on each Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                 Exhibit A-1-4

                                   EXHIBIT A-2
                                   -----------


                      Opinion of Issuer Counsel (Maryland)

Opinion of counsel for the Company to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

For the purpose of this opinion, unless otherwise noted, the term "subsidiary" or "subsidiaries" includes the Partnership.

References to the Prospectus in this Exhibit A-2 include any supplements thereto at the Closing Date.

     (a) The Company has been duly incorporated, organized or formed and is validly existing as a real estate investment trust, in good standing under the laws of Maryland;

     (b) The Company has all requisite corporate power and authority to own and lease its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and Prospectus and, to enter into, deliver and perform this Agreement. The Company is the sole general partner of the Partnership;

     (c) The Company's authorized equity capitalization is as set forth in the Prospectus; the Common Shares of the Company conform in all material respects to the description thereof contained in the Prospectus; the outstanding Common Shares have been duly and validly authorized and issued and are fully paid and nonassessable; the Common Shares to be delivered to and paid for by the Underwriter pursuant to this Agreement, are fully paid and nonassessable; the certificates for the Common Shares are in valid and sufficient form; the holders of outstanding Common Shares of the Company are not entitled to any statutory or, to the best knowledge of counsel, contractual preemptive or other rights to subscribe for the Common Shares;

     (d) Each of this Agreement and the respective Custody Agreements has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

     (e) Neither the execution, delivery, and performance of this Agreement nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof by the Company will conflict with or, result in a breach or violation of the declaration of trust or by-laws of the Company or any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority of the State of Maryland;

                                 Exhibit A-2-1

     (f) With regard to any court, regulatory body, administrative agency, governmental body, arbitrator or other authority of the State of Maryland, no consent, approval, authorization, order, license, certificate, permit, registration, designation or filing is required for the execution, delivery and performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained;

     (g) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator in the State of Maryland involving the Company or any of its subsidiaries or its or their property which, individually or in the aggregate, might affect the consummation of this Agreement; and

     (h) The statements included or incorporated by reference in the Prospectus under the headings "Risk Factors," "Our Company," "Restrictions on Transfers of Capital Shares and Anti-Takeover Provisions," and "Description of Our Common Shares" insofar as such statements constitute summaries of Maryland law, documents governed by Maryland law or proceedings under Maryland law referred to therein have been reviewed by such counsel, are correct in all material respects and the discussion thereunder does not omit any material provisions with respect to the matters covered and fairly presents the information called for with respect to such legal matters, documents and proceedings and fairly summarizes the matters therein described.

To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials; provided that ____________ and such other counsel shall state that, in their opinion, the Underwriter and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Underwriter and counsel for the Underwriter. Such other opinions shall also permit counsel for the Underwriter to rely thereon. Such opinion shall state that Hunton & Williams LLP may rely in it as to matters of Maryland law.

                                 Exhibit A-2-2

                                    EXHIBIT B
                                    ---------

                     Form of Opinion of Selling Stockholder

The opinion of such counsel pursuant to Section 5(h) shall be rendered to the Representative at the request of the Company and shall so state therein. References to the Prospectus in this [Exhibit B] include any supplements thereto at the Closing Date.

           (i) The Underwriting Agreement, dated March ___, 2004 (the "Underwriting Agreement") and the Custody Agreement (the "Custody Agreement") and the Powers of Attorney (the "Power of Attorney"), each dated March ___, 2004 and executed by the Selling Stockholder have been duly authorized, executed and delivered by or on behalf of, and are valid and legally binding agreements of, the Selling Stockholder, enforceable in accordance with their respective terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

           (ii) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement, the Custody Agreement and the Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a default under, the organizational documents of the Selling Stockholder, or, to the best of such counsel's knowledge, violate or contravene any provision of applicable law or regulation, or violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which the Selling Stockholder is a party or by which it is bound,  or  any  judgment,  order  or  decree  applicable  to  the  Selling
     Stockholder  of  any  court,   regulatory  body,   administrative   agency,
     governmental body or arbitrator having jurisdiction over the Selling Stockholder.

           (iii) The Selling Stockholder is the record owner of the Common Shares, has good and valid title to all of the Common Shares which may be sold by the Selling Stockholder under the Underwriting Agreement and the Custody Agreement and has the legal right and power, and all authorizations and approvals required by law and under its organizational documents, if applicable, to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney, to sell, transfer and deliver all of the Common Shares which may sold by the Selling Stockholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement and the Custody Agreement, except such as may be required under state securities or blue sky laws.

           (iv) Upon payment for the Common Shares to be sold by the Selling Stockholder (such Common Shares, the "Subject Common Shares") as provided

                                  Exhibit B-1
     in the Underwriting Agreement and pursuant to the Custody Agreement, and an indication from DTC by book entry that, in the case of each Underwriter, the Subject Common Shares being purchased by or on behalf of such Underwriter have been credited to "securities accounts' (as defined in Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the "NY UCC")) of such Underwriter with DTC, under Section 8-501 of the NY UCC, each Underwriter will acquire a valid "security entitlement" (as defined in Section 8-102 of the NY UCC) to the Subject Common Shares being so purchased by or on behalf of such Underwriter, and, to the extent governed by the UCC, no action based on any "adverse claim" (as defined in Section 8-102 of the NY UCC) to such Subject Common Shares (or security entitlement with respect thereto) may properly be asserted against such Underwriter with respect to such security entitlement. For purposes of the opinion in this paragraph (iv), we have assumed that (a) DTC is a "clearing corporation" (as defined in Section 8-102 of the NY UCC), (b) neither DTC nor any Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-102 of the NY UCC) to the Subject Common Shares, and
     (c) the agreement between each Underwriter and DTC pertaining to the securities accounts of each Underwriter with DTC specifies that it is governed by the law of the State of New York.

           (v) To the best of such counsel's knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by the Selling Stockholder of the transactions contemplated in the Underwriting Agreement or the Custody Agreement, except as required under the Securities Act and applicable state securities or blue sky laws.

                                  Exhibit B-2

                                    EXHIBIT C
                                    ---------

                             Form of Lock-Up Letter


                                   Exhibit C